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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 11, 2001
                                                        ----------------

                            ADMIRALTY BANCORP, INC.
                            -----------------------
            (Exact name of registrant as specified in its charter)

               Delaware                    0-24891               65-0405207
     ----------------------------       ------------        -------------------
     (State or other jurisdiction        (Commission           (IRS Employer
           of incorporation)            File Number)        Identification No.)

                        4400 PGA Boulevard
                   Palm Beach Gardens, Florida                      33410
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             (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code (561) 624-4701
                                                         --------------

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Item 5.  Other events.
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     The Registrant issued a press release on October 11, 2001 announcing its results for the third quarter of  2001.

Item 7.  Exhibits.
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     The following exhibit is filed with this Current Report on Form 8-K.

     Exhibit No.      Description
     -----------      -----------

     99 Press release announcing the Registrant's results for the third quarter of 2001.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADMIRALTY BANCORP, INC.
                                        ------------------------
                                         (Registrant)

Dated:   October 11, 2001                    By: /s/ WARD KELLOGG
                                                ----------------------
                                         WARD KELLOGG
                                         President and Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------

                          CURRENT REPORT ON FORM 8-K
                          --------------------------

Exhibit No.  Description
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99           Press release announcing the
             Registrant's results for the
             third quarter of 2001.